                                                                 Exhibit 10.25.2

                     FOURTH AMENDMENT TO AGREEMENT OF LEASE


      THIS FOURTH AMENDMENT TO AGREEMENT OF LEASE (this "Amendment") is made this 12 day of June, 2000 and is effective as of May 26, 2000, by ST. BARNABAS, LLC, a Maryland limited liability company, successor-in-interest to St. Barnabas Limited Partnership ("Landlord") and CONSTELLATION REAL ESTATE, INC., a Maryland corporation, formerly known as CONSTELLATION PROPERTIES, INC., a Maryland corporation ("Tenant").

                              W I T N E S S E T H:

      WHEREAS, Landlord and Tenant entered into that Agreement of Lease dated September 28, 1998, as amended by that certain First Amendment to Agreement of Lease dated December 31, 1998, that certain Second Amendment to Agreement of Lease dated June 18, 1999, and that certain Third Amendment to agreement of Lease dated December 6, 1999 (collectively, the "Lease"), by the terms of which Tenant has leased from Landlord and Landlord leased to Tenant that certain premises located on the fourth, fifth and sixth floors containing an agreed upon equivalent of 48,863 square feet of rentable area (the "Original Premises") and located within the office building known as One Constellation Centre, 6009 Oxon Hill Road, Oxon Hill, Maryland 20745 (the "Building"), all as more particularly described in the Lease; and

      WHEREAS, pursuant to the terms of the Lease amended as aforesaid, Landlord has recaptured three (3) separate areas of the Original Premises, namely (i) that area comprised of 2,621 rentable square feet (the "Recapture Space #1"),
(ii) that area comprised of 2,654 rentable square feet (the "Recapture Space #2"), and (iii) that area comprised of 3,563 rentable square feet (the "Recapture Space #3") resulting in the Premises containing 40,025 rentable square feet (the "Current Premises") as of the effective date of this Amendment; and

      WHEREAS, as contemplated by SECTION 19.2 of the Lease as amended by
SECTION 1 of the Second Amendment, Landlord and Tenant mutually desire to amend the Lease with respect to the size of the Current Premises and other matters as more particularly set forth below.

      NOW, THEREFORE, in consideration of the above Recitals and the mutual covenants and conditions contained herein, and for other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, Landlord and Tenant agree as follows:

1.    EFFECTIVE DATE. The Effective Date of this Amendment shall be May 26,
2000.

2. FURTHER REDUCTION OF PREMISES. As of May 26, 2000, the Current Premises shall be reduced by the space known as Suite 405 which contains 2,074 (the "Recapture Space #4") as shown on EXHIBIT A attached hereto and made a part hereof.

3.    DEFINITION OF "PREMISES".  For the period commencing on May
26, 2000, and continuing through the expiration of the Term, any references in the Lease to the "Premises" shall refer to 37,951 rentable square feet.

4. AMENDMENT OF SECTION 5.1-BASE RENT. Section 5.1 of the Lease is deleted in its entirety and the following is inserted in lieu thereof:

      5.1 BASE RENT. As rent for the Premises during each year of the Term, Tenant shall pay to Landlord an annual base rent, in equal monthly installments, in advance on the first day of each calendar month during the Term, and without deduction, setoff or demand, in accordance with the following schedule:

                                                           MONTHLY INSTALLMENT
LEASE YEAR                    ANNUAL BASE RENT                 OF BASE RENT
----------              ---------------------------        -------------------
                        (Or pro rata share thereof)

9/28/98-10/12/98                $903,965.52                $75,330.46
10/13/98-11/30/98               $855,477.00                $71,289.75
12/1/98-10/18/99                $806,378.04                $67,198.17
10/19/99-5/25/00                $770,748.00                $64,229.00
5/26/00-9/28/00                 $702,093.50                $58,507.79


      Landlord shall credit any overpayment of Base Rent due hereunder against the next installment of Base Rent due under the terms of the Lease.

5. RATIFICATION OF LEASE. All other terms, covenants and conditions of the Lease shall remain the same and continue in full force and effect, and shall be deemed unchanged, except as such terms, covenants and conditions of the Lease have been amended or modified by this Amendment, and this Amendment shall constitute a part of the Lease.

      IN WITNESS WHEREOF, Landlord and Tenant have respectively affixed their hands and seals to this Amendment as of the day and year written below their respective signatures.

WITNESS:                               LANDLORD:
                                       ST. BARNABAS, LLC,
                                       a Maryland limited liability company


/s/                                    By:  /s/ Roger A. Waesche, Jr. (SEAL)
-------------------------                  -------------------------
                                                Roger A. Waesche, Jr.
                                                Senior Vice President


WITNESS:                               TENANT:
                                       CONSTELLATION REAL ESTATE, INC.,
                                       a Maryland corporation


/s/                                    By:  /s/   Steven S. Korin     (SEAL)
-------------------------                  -------------------------
                                           Name:  Steven S. Korin
                                                  ---------------
                                           Title: Agent
                                                  -----


STATE OF MARYLAND, COUNTY OF Baltimore, TO WIT:

      I HEREBY CERTIFY, that on this 12th day of June, 2000, before me, the undersigned Notary Public of said State, personally appeared ROGER A. WAESCHE, JR. who acknowledged himself to be a Senior Vice President of ST. BARNABAS, LLC, a Maryland limited liability company known to me (or satisfactorily proven) to be the person whose name is subscribed to the within instrument, and acknowledged that he executed the same for the purposes therein contained as the duly authorized Senior Vice President by signing the name of the limited liability company by himself as Senior Vice President.

      WITNESS my hand and Notarial Seal.

                                           /s/ ZARAE PITTS
                                           --------------------------------
                                           Notary Public

(SEAL)         ZARAE PITTS
     NOTARY PUBLIC STATE OF MARYLAND
My Commission Expires: November 25, 2002
                       -----------------

STATE OF MARYLAND,  HOWARD             , TO WIT:
                   -------------------

      I HEREBY CERTIFY, that on this 12th day of June, 2000, before me, the undersigned Notary Public of said State, personally appeared STEVEN S. KORIN, known to me (or satisfactorily proven) to be the person whose name is subscribed to the within instrument, and acknowledged himself/herself to be the AGENT of CONSTELLATION REAL ESTATE, INC., a Maryland corporation, that he/she, as such AGENT, being authorized so to do, executed the foregoing instrument on behalf of said Corporation by himself/herself as such AGENT.

      WITNESS my hand and Notarial Seal.


                                       ------------------------
                                       Notary Public
My Commission Expires:  11/1/00

(SEAL)